                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 6, 1996


                              Medaphis Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   000-19480
                            ------------------------
                            (Commission File Number)


                                   58-1651222
                      ------------------------------------
                      (IRS Employer Identification Number)


2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                        30339
- ----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (770) 319-3300
                                                    --------------

                                Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index Located on Page: 6
                          Total Number of Pages: 10

Item 2.  Acquisition or Disposition of Assets.

         Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired all of the outstanding capital stock of BSG Corporation, a Delaware corporation ("BSG"), in a merger transaction (the "Merger") on May 6, 1996. The Merger was consummated in accordance with the terms of that certain Merger Agreement (the "Merger Agreement"), dated as of March 15, 1996, by and among Medaphis, BSG and BSGSub, Inc., a Delaware corporation and a wholly owned subsidiary of Medaphis ("BSGSub"). Under the Merger Agreement, BSGSub was merged with and into BSG with BSG surviving the Merger.

         The aggregate consideration paid by Medaphis in connection with the Merger was approximately 7.5 million shares of Medaphis common stock. In addition, Medaphis assumed BSG stock options representing approximately 2.3 million additional shares of Medaphis common stock. The total consideration paid in the Merger was determined through arm's length negotiations between representatives of Medaphis and BSG. Neither Medaphis, BSGSub, nor any of their affiliates had, nor to the knowledge of Medaphis or BSGSub did any director or officer or any associate of any such director or officer of Medaphis or BSGSub have, any material relationship with BSG prior to the Merger.

         Each outstanding share of BSG common stock (other than treasury shares and shares held by stockholders who perfected their appraisal rights under Delaware law) was exchanged into .23 of a share of Medaphis common stock in the Merger. Medaphis filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission covering the shares of Medaphis common stock issued in connection with the Merger.

         BSG, headquartered in Austin, Texas, provides information technology and change management services to organizations seeking to transform their operations through the strategic use of client/server and other advanced technologies.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The following BSG Consolidated Financial Statements, together with the independent auditors' reports thereon, are filed as
                 Exhibit 99.1:

                   (i) Consolidated Balance Sheets as of December 31, 1995 and 1994;

                  (ii) Consolidated Statements of Operations for the years ended December 31, 1995, 1994 and 1993;

                 (iii) Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993;

                  (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

                   (v)     Notes to Consolidated Financial Statements.

         (b) The Unaudited Pro Forma Combined Financial Information of the Registrant as of and for the three years ended December 31, 1995 and the notes thereto, are filed as Exhibit 99.2.

         (c)     Exhibits

2.1 Merger Agreement among Medaphis Corporation, BSGSub, Inc. and BSG Corporation, dated as of March 15, 1996 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, File No. 333-2506. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Merger Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.).

2.2 Certificate of Merger, as filed by BSG on May 6, 1996, with the Secretary of State of Delaware.

4.1 Form of Registration Rights Agreement among Medaphis, NFT Ventures, Inc. and NP Ventures, Ltd. (incorporated by reference to Exhibit 4.17 to the Registrant's Registration Statement on Form S-4, File No. 333-2506).

23.1             Consent of Price Waterhouse LLP.

99.1             Consolidated Financial Statements for BSG, as described in
                 Item 7(a) of this 8-K (incorporated by reference to Exhibit
                 99.4 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.2 Unaudited Pro Forma Combined Financial Statements, as described in Item 7(b) of this 8-K (incorporated by reference to Exhibit 99.3 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.3 Text of Press Release of Medaphis Corporation, dated March 15, 1996 (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.4             Text of Press Release of Medaphis Corporation, dated May 7,
                 1996.

                                   Signatures


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  May 20, 1996



                                           MEDAPHIS CORPORATION



                                           By: /s/ Michael R. Cote
                                              ----------------------------------
                                              Michael R. Cote
                                              Senior Vice President -- Finance &
                                              Chief Financial Officer

                                     INDEX

Exhibit                                                                               Page No.
- -------                                                                               --------

2.1              Merger Agreement among Medaphis Corporation, BSGSub, Inc. and
                 BSG Corporation, dated as of March 15, 1996 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration
                 Statement on Form S-4, File No. 333-2506.  The Exhibits and
                 Disclosure Letters which are referenced in the table of contents and elsewhere in the Merger Agreement are hereby incorporated by reference. Such Exhibits and Disclosure
                 Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.).

2.2              Certificate of Merger, as filed by BSG on May 6, 1996, with
                 the Secretary of State of Delaware.                                     7

4.1              Form of Registration Rights Agreement among Medaphis, NFT
                 Ventures, Inc., and NP Ventures, Ltd. (incorporated by reference to Exhibit 4.17 to the Registrant's Registration Statement on Form S-4, File No. 333-2506).

23.1             Consent of Price Waterhouse LLP.                                        9

99.1             Consolidated Financial Statements for BSG, as described in
                 Item 7(a) of this 8-K (incorporated by reference to Exhibit
                 99.4 of the Registrant's Form 8-K Current Report dated March
                 13, 1996).

99.2 Unaudited Pro Forma Combined Financial Statements, as described in Item 7(b) of this 8-K (incorporated by reference to Exhibit
                 99.3 of the Registrant's Form 8-K Current Report dated March 13,
                 1996).

99.3             Text of Press Release of Medaphis Corporation, dated March 15,
                 1996 (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.4             Text of Press Release of Medaphis Corporation, dated May 7,
                 1996.                                                                  10